                                                                    EXHIBIT 25.1

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             ---------------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(B) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

         A NATIONAL BANKING ASSOCIATION                             94-1347393
 (Jurisdiction of incorporation or organization        (I.R.S. Employer Identification No.)
          if not a U.S. national bank)

           101 NORTH PHILLIPS AVENUE                                  57104
           SIOUX FALLS, SOUTH DAKOTA                                (Zip code)
    (Address of principal executive offices)

                             WELLS FARGO & COMPANY
                         LAW DEPARTMENT, TRUST SECTION
                                 MAC N9305-175
                 SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
           (Name, address and telephone number of agent for service)

                             ---------------------

                          TECHNICAL OLYMPIC USA, INC.
              (Exact name of obligor as specified in its charter)

                    DELAWARE                                        76-0460831
(State or other jurisdiction of incorporation or       (I.R.S. Employer Identification No.)
                 organization)

     4000 HOLLYWOOD BOULEVARD, SUITE 500 N.
               HOLLYWOOD, FLORIDA                                     33021
    (Address of principal executive offices)                        (Zip code)

                             ---------------------

                   7 1/2% SENIOR SUBORDINATED NOTES DUE 2011
                      (Title of the indenture securities)

ITEM 1.  GENERAL INFORMATION.

     Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency
              Treasury Department
              Washington, D.C.

              Federal Deposit Insurance Corporation
              Washington, D.C.

              Federal Reserve Bank of San Francisco
              San Francisco, California 94120

          (b) Whether it is authorized to exercise corporate trust powers.

     The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None with respect to the trustee.

     No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

ITEM 15.  FOREIGN TRUSTEE.

     Not applicable.

ITEM 16.  LIST OF EXHIBITS.

     List below all exhibits filed as a part of this Statement of Eligibility.

    Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*
    Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo
                Bank, National Association, dated February 4, 2004.**
    Exhibit 3.  See Exhibit 2.
    Exhibit 4.  Copy of By-laws of the trustee as now in effect.***
    Exhibit 5.  Not applicable.
    Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.
    Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****
    Exhibit 8.  Not applicable.
    Exhibit 9.  Not applicable.

---------------

   * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

  ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

 *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

**** Wells Fargo Bank Minnesota, National Association was consolidated into
     Wells Fargo Bank, National Association effective February 20, 2004.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Middletown and State of Connecticut on the 8th day of April 2004.

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION

                                               /s/ JOSEPH P. O'DONNELL
                                         ---------------------------------------
                                                   Joseph P. O'Donnell
                                                Assistant Vice President

                                                                       EXHIBIT 6

April 8, 2004

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                         Very truly yours,

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION

                                               /s/ JOSEPH P. O'DONNELL
                                         ---------------------------------------
                                                   Joseph P. O'Donnell
                                                Assistant Vice President

                                                                       EXHIBIT 7

                      CONSOLIDATED REPORT OF CONDITION OF

                     WELLS FARGO BANK NATIONAL ASSOCIATION
               OF 420 MONTGOMERY STREET, SAN FRANCISCO, CA 94163
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,
 AT THE CLOSE OF BUSINESS DECEMBER 31, 2003, FILED IN ACCORDANCE WITH 12 U.S.C.
                          SEC.161 FOR NATIONAL BANKS.

                                                                             DOLLAR AMOUNTS
                                                                              IN MILLIONS
                                                                             --------------
                                          ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin........                    $ 11,411
  Interest-bearing balances.................................                       3,845
Securities:
  Held-to-maturity securities...............................                           0
  Available-for-sale securities.............................                      17,052
Federal funds sold and securities purchased under agreements to resell:
  Federal funds sold in domestic offices....................                         516
  Securities purchased under agreements to resell...........                         109
Loans and lease financing receivables:
  Loans and leases held for sale............................                      14,571
  Loans and leases, net of unearned income..................  172,511
  LESS: Allowance for loan and lease losses.................    1,554
  Loans and leases, net of unearned income and allowance....                     170,957
Trading Assets..............................................                       6,255
Premises and fixed assets (including capitalized leases)....                       2,067
Other real estate owned.....................................                         144
Investments in unconsolidated subsidiaries and associated
  companies.................................................                         306
Customers' liability to this bank on acceptances
  outstanding...............................................                          68
Intangible assets
  Goodwill..................................................                       6,814
  Other intangible assets...................................                       7,501
Other assets................................................                       8,858
                                                                                --------
Total assets................................................                    $250,474
                                                                                ========
                                        LIABILITIES
Deposits:
  In domestic offices.......................................                    $157,695
    Noninterest-bearing.....................................   44,315
    Interest-bearing........................................  113,380
  In foreign offices, Edge and Agreement subsidiaries, and
    IBFs....................................................                      16,249
    Noninterest-bearing.....................................        6
    Interest-bearing........................................   16,243
Federal funds purchased and securities sold under agreements to repurchase:
  Federal funds purchased in domestic offices...............                      14,685
  Securities sold under agreements to repurchase............                       1,613
Trading liabilities.........................................                       4,277
Other borrowed money (includes mortgage indebtedness and
  obligations under capitalized lease.......................                      18,212
Bank's liability on acceptances executed and outstanding....                          68
Subordinated notes and debentures...........................                       6,742
Other liabilities...........................................                       7,358
                                                                                --------
Total liabilities...........................................                    $226,899
Minority interest in consolidated subsidiaries..............                          60
EQUITY CAPITAL
Perpetual preferred stock and related surplus...............                           0
Common stock................................................                         520
Surplus (exclude all surplus related to preferred stock)....                      17,709
Retained earnings...........................................                       4,920
Accumulated other comprehensive income......................                         366
Other equity capital components.............................                           0
                                                                                --------
Total equity capital........................................                      23,515
                                                                                --------
Total liabilities, minority interest, and equity capital....                    $250,474
                                                                                ========

I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                 James E. Hanson
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Carrie L. Tolstedt
Howard Atkins         Directors
John Stumpf

                      CONSOLIDATED REPORT OF CONDITION OF

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
          OF SIXTH STREET AND MARQUETTE AVENUE, MINNEAPOLIS, MN 55479
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,
 AT THE CLOSE OF BUSINESS DECEMBER 31, 2003, FILED IN ACCORDANCE WITH 12 U.S.C.
                          SEC.161 FOR NATIONAL BANKS.

                                                                       DOLLAR AMOUNTS
                                                                        IN MILLIONS
                                                                       --------------
                                       ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin........              $ 1,322
  Interest-bearing balances.................................                  127
Securities:
  Held-to-maturity securities...............................                    0
  Available-for-sale securities.............................                2,568
Federal funds sold and securities purchased under agreements to resell:
  Federal funds sold in domestic offices....................                1,053
  Securities purchased under agreements to resell...........                    0
Loans and lease financing receivables:
  Loans and leases held for sale............................               14,457
  Loans and leases, net of unearned income..................  27,715
  LESS: Allowance for loan and lease losses.................     284
  Loans and leases, net of unearned income and allowance....               27,431
Trading Assets..............................................                   49
Premises and fixed assets (including capitalized leases)....                  180
Other real estate owned.....................................                   12
Investments in unconsolidated subsidiaries and associated
  companies.................................................                    0
Customers' liability to this bank on acceptances
  outstanding...............................................                   22
Intangible assets
  Goodwill..................................................                  291
  Other intangible assets...................................                    9
Other assets................................................                1,281
                                                                          -------
Total assets................................................              $48,802
                                                                          =======
                                     LIABILITIES
Deposits:
  In domestic offices.......................................              $29,890
    Noninterest-bearing.....................................  17,097
    Interest-bearing........................................  12,793
  In foreign offices, Edge and Agreement subsidiaries, and
    IBFs....................................................                    4
    Noninterest-bearing.....................................       0
    Interest-bearing........................................       4
Federal funds purchased and securities sold under agreements to repurchase
  Federal funds purchased in domestic offices...............                9,295
  Securities sold under agreements to repurchase............                  237
Trading liabilities.........................................                    2
Other borrowed money (includes mortgage indebtedness and
  obligations under capitalized leases).....................                4,543
Bank's liability on acceptances executed and outstanding....                   22
Subordinated notes and debentures...........................                    0
Other liabilities...........................................                  973
                                                                          -------
Total liabilities...........................................              $44,966
Minority interest in consolidated subsidiaries..............                    0
EQUITY CAPITAL
Perpetual preferred stock and related surplus...............                    0
Common stock................................................                  100
Surplus (exclude all surplus related to preferred stock)....                2,134
Retained earnings...........................................                1,546
Accumulated other comprehensive income......................                   56
Other equity capital components.............................                    0
                                                                          -------
Total equity capital........................................                3,836
                                                                          -------
Total liabilities, minority interest, and equity capital....              $48,802
                                                                          =======

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Jon R. Campbell
Marilyn A. Dahl         Directors
Gerald B. Stenson